JNL® VARIABLE FUND V LLC

Supplement Dated June 9, 2003
to
Statement of Additional Information dated May 1, 2003

In the section entitled “Managers and Officers of the JNL Variable Fund,” reference to Peter McPherson under the subsection entitled “Disinterested Managers” should be deleted in its entirety and replaced with the following:

Dominic D'Annunzio (65)	Manager	6/03 to present	Acting Commissioner of Insurance for the State of Michigan (1/90 to 5/90) (8/97 to 5/98), Deputy Commissioner of the Office of Financial Analysis and Examinations (4/89 to 8/97)	77	None

In the section entitled “Committees of the Board Managers,” the first paragraph should be deleted in their entirety and replaced with the following:

The Audit Committee assists the Board of Managers in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the JNL Variable Fund to the public or government agencies. The Audit Committee is responsible for the selection, subject to ratification by the Board, of the JNL Variable Fund’s independent auditor, and for the approval of the auditor’s fee. The Audit Committee also reviews the JNL Variable Fund’s internal controls regarding finance, accounting, legal compliance and the JNL Variable Fund’s auditing, accounting and financial processes generally. Messrs. Bouchard and D’Annunzio and Mrs. Engler are the members of the Audit Committee. Mr. D’Annunzio is Chair of the Audit Committee. The Audit Committee had 3 meetings in the last fiscal year.

In the section entitled “Ownership of Managers of Shares in the Funds of the JNL Variable Fund,” reference to Peter McPherson under “Manager” should be replaced with Dominic D’Annunzio.

In the section entitled “Manager Compensation,” information for Peter McPherson on the last line of the table should be deleted in its entirety and replaced with the following:

Dominic D'Annunzio	0	0	0	$25,000

(To be used with V3729 Rev. 5/03.)